SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      December 10, 2003 (October 31, 2003)
               Date of Report (Date of Earliest Event Reported)


                           ANTHRACITE CAPITAL, INC.
              (Exact name of Registrant as Specified in Charter)


      Maryland                         001-13937              13-397-8906
-------------------------------  -----------------------    ------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)           Identification No.)


       40 East 52nd Street                                       10022
------------------------------------------                   -----------------
(Address of Principal Executive Offices)                       (Zip Code)


      Registrant's telephone number, including area code: (212) 409-3333


                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

On October 31, 2003, Anthracite Capital, Inc. (the "Company") filed with the Securities and Exchange Commission (the "SEC") its Consolidated Statements of Financial Condition and Consolidated Statements of Operations as Exhibit 99.1 to a Current Report on Form 8-K. Due to a clerical error, a portion of such
Exhibit 99.1 was inadvertently included. Accordingly, this Form 8-K/A is being filed by the Company to replace in its entirety Exhibit 99.1 to the Form 8-K filed with the SEC on October 31, 2003. A copy of the Company's revised Consolidated Statements of Financial Condition and Consolidated Statements of Operations is attached at Exhibit 99.1 hereto and is incorporated by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

         99.1 Anthracite Capital, Inc. Consolidated Statements of Financial Condition and Consolidated Statements of Operations.



                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ANTHRACITE CAPITAL, INC.


                                      By: /s/ Robert L. Friedberg
                                          ----------------------------------
                                          Name:   Robert L. Friedberg
                                          Title:  Vice President and Secretary

                                                       Dated: December 10, 2003

                           ANTHRACITE CAPITAL, INC.
                          CURRENT REPORT ON FORM 8-K
               Report Dated December 10, 2003 (October 31, 2003)



                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1 Anthracite Capital, Inc. Consolidated Statements of Financial Condition and Consolidated Statements of Operations.

Exhibit 99.1

                   Anthracite Capital, Inc. and Subsidiaries
                Consolidated Statements of Financial Condition
                     (in thousands, except per share data)


--------------------------------------------------------------------------------------------------------------------------------
                                                                                September 30, 2003             December 31, 2002
                                                                                ------------------             -----------------
                                                                                   (Unaudited)

ASSETS
Cash and cash equivalents                                                                $ 39,577                      $ 24,698
Restricted cash equivalents                                                                19,475                        84,485
Residential mortgage backed securities                                                    874,404                     1,506,450
                                                                                ------------------            ------------------
    Cash and RMBS                                                                       $ 933,456                    $1,615,633
Commercial real estate securities                                                       1,229,369                       894,345
Commercial real estate loans                                                               91,055                        88,926
                                                                                ------------------            ------------------
    Total Commercial real estate                                                       $1,320,424                      $983,271
Receivable for investments sold                                                            37,660                             -
Other assets                                                                               53,736                        40,447
                                                                                ------------------            ------------------
    Total Assets                                                                       $2,345,276                    $2,639,351
                                                                                ==================            ==================

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Short term Borrowings:
    Secured by pledge of residential mortgage backed securities                          $818,031                    $1,418,206
    Secured by pledge of commercial real estate securities                                282,267                        42,861
    Secured by pledge of commercial real estate loans                                      22,784                        16,004
                                                                                ------------------            ------------------
    Total short term borrowings                                                         1,123,082                     1,477,071
Long term Borrowings: Collateralized debt obligations                                     684,875                       684,590
                                                                                ------------------            ------------------
   Total borrowings                                                                    $1,807,957                    $2,161,661
Payable for investments purchased
                                                                                           60,562                           524
Distributions payable
                                                                                           14,580                        16,589
Other liabilities
                                                                                           54,153                        54,361
                                                                                ------------------            ------------------
     Total Liabilities                                                                 $1,937,252                    $2,233,135
                                                                                ------------------            ------------------

Stockholders' Equity:
Common stock, par value $0.001 per share; 400,000 shares authorized; 48,863 shares issued and outstanding in 2003; and 47,398 shares issued and outstanding in 2002
                                                                                               49                            47
10% Series B Preferred stock, liquidation preference $43,942
       in 2003 and $47,817 in 2002                                                         33,431                        36,379
9.375% Series C Preferred stock, liquidation preference $57,500
       in 2003                                                                             55,435                             -
Additional paid - in capital                                                              530,315                       515,180
Distributions in excess of earnings                                                     (100,224)                      (24,161)
Accumulated other comprehensive loss                                                    (110,982)                     (121,229)
                                                                                ------------------            ------------------
      Total Stockholders' Equity
                                                                                          408,024                       406,216
                                                                                ------------------            ------------------
      Total Liabilities and Stockholders' Equity                                       $2,345,276                    $2,639,351
                                                                                ==================            ==================


                           Anthracite Capital, Inc.
               Consolidated Statements of Operations (Unaudited)
                     (in thousands, except per share data)


------------------------------------------------------------------------------------------------------------------------------
                                                                 For the Three Months Ended      For the Nine Months Ended
                                                                     September 30, 2003              September 30, 2003
                                                               ---------------------------------------------------------------
Income:
    Commercial real estate securities                                      $26,125                        $71,730
    Commercial real estate loans                                             2,160                          7,368
    Residential mortgage backed securities                                  11,591                         45,626
    Cash and cash equivalents                                                  453                            838
                                                                           -------                        --------
        Total income                                                        40,329                        125,562
                                                                           -------                        --------

Expenses:
    Interest expense:
       Collateralized debt obligations                                      11,098                         33,088
       Commercial real estate securities                                     1,442                          2,619
       Commercial real estate loans                                            136                            363
       Residential mortgage backed securities                                3,508                         13,560
    Hedging Expense                                                          5,496                         13,251
    General and administrative                                                 551                          1,724
    Management fee                                                           2,115                          7,341
                                                                           -------                        --------
        Total expenses                                                      24,346                         71,946
                                                                           -------                        --------

Other gain (loss):
Realized loss                                                             (22,820)                       (33,279)
Unrealized loss                                                           (10,038)                       (11,263)
Hedge Ineffectiveness                                                          66                           (175)
Loss on impairment of assets                                               (5,412)                       (32,426)
                                                                          --------                       ---------
       Total other loss                                                   (38,204)                       (77,143)
                                                                          --------                       ---------

Net Loss                                                                  (22,221)                       (23,527)
                                                                          --------                       ---------

Dividends on preferred stock                                                2,491                          5,298
                                                                           -------                        --------

Net Loss attributable to Common Shareholders                              (24,712)                       (28,825)
                                                                          ========                       ========

Net Loss per share, basic                                                  $(0.51)                        $(0.60)
                                                                          ========                       ========

Net Loss per share, diluted                                                $(0.51)                        $(0.60)
                                                                          ========                       ========

Weighted average number of shares outstanding:
    Basic                                                                  48,405                         47,956
    Diluted                                                                48,421                         47,972
